Exhibit 4.3

NUMBER	SHARES
RX__________	________

SPECIMEN
REXAHN PHARMACEUTICALS, INC.	SEE REVERSE FOR
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CERTAIN DEFINITIONS
COMMON STOCK	CUSIP 761640 10 1
THIS CERTIFIES THAT:
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF REXAHN PHARMACEUTICALS, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED:	COUNTERSIGNED

REXAHN PHARMACEUTICALS, INC.
CORPORATE
SEAL
2005
DELAWARE
AUTHORIZED SIGNATURE

SECRETARY	PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common	UNIF GIFT MIN ACT -	……..	Custodian	………..
TEN ENT - as tenants by the entireties		(Cust)		(Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors

Act…………
(State)

Additional abbreviations may be used though not in the above list.

For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

__________________ Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.